                                                                    EXHIBIT 99.3


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                                 SERVICER CERTIFICATE FOR        1997
$304,203,000          Class A 6.85% Asset Backed Notes
$26,452,783           Class B Fixed Rate Asset Backed Notes
Transfer (Payment) Date                                                                                      n/a
Collection Period Begin Date                                                                           01-May-97
Collection Period End Date                                                                             31-Dec-97
Days in accrual period (30/360)                                                                              230
Month(s) in Revolving Period                                                                                   8

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                    $75,549,212.65
     Collections Allocable to Principal Funding Account                                           $57,645,281.78
     Collections Allocable to Interest Payment Account                                            $17,903,930.87

Miscellaneous Data
     Initial Pool Balance                                                                        $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                         $330,655,783.00
     Subsequent Receivables Purchased                                                             $57,577,307.83
     Current APR of Pool                                                                                   8.17%
     Remaining Residual Amount                                                                     $1,435,488.18
     Obligor Over-Concentration Amount                                                                     $0.00
     Cumulative Net Losses                                                                                 $0.00
     Deliquencies - 60 to 90 Days                                                                    $166,713.00
     Deliquencies - Over 90 Days                                                                     $122,958.00
     Realized Losses (Current Period)                                                                      $0.00
     Recoveries                                                                                            $0.00
     Acquired Receivables - Transferor (Current Period)                                                    $0.00
     Acquired Receivables - Servicer (Current Period)                                                      $0.00
     Investment Earnings
        Collection Account                                                                           $272,795.37
        Principal Funding Account                                                                        $836.57
        Reserve Account                                                                              $144,891.46
     Total Investment Earnings                                                                       $418,523.40
----------------------------------------------------------------------------------------------------------------
PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                           $330,655,783.00
        Class A Note Beginning Principal Balance                                                 $304,203,000.00
        Class B Note Beginning Principal Balance                                                  $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                 $330,655,783.00
        Class A Note Principal Balance (End of Period)                                           $304,203,000.00
                Class A Note Pool Factor (End of Period)                                               1.0000000
        Class B Note Principal Balance (End of Period)                                            $26,452,783.00
                Class B Note Pool Factor (End of Period)                                               1.0000000

Collection Account Deposit
        Total Collections and Investment Income for the Period                                    $75,967,736.05

Administration Fee Accrued during this Period                                                          $4,000.00

Principal Funding Account (PFA)                                                                   $57,645,281.78
        Class A Noteholders' Principal Distributable Amount                                                $0.00
        Class B Noteholders' Principal Distributable Amount                                                $0.00

Interest Payment Account (IPA)                                                                    $14,471,475.37
        Noteholders' Class A Interest Distributable Amount                                        $13,313,106.33
        Noteholders' Class B Interest Distributable Amount                                         $1,158,369.04

Servicing Fees Accrued during this Period                                                          $1,102,185.92

Reserve Account
        Beginning Reserve Account Balance                                                          $5,088,828.00
        Distribution from Reserve Account for Shortfalls                                                   $0.00
        Deposits to Reserve Account from PFA/IPA                                                           $0.00

        Ending Reserve Account Balance                                                             $4,742,046.01
================================================================================================================
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                                    Page 10
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

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                                 SERVICER CERTIFICATE FOR        1997
PART III -- SERVICING CALCULATIONS

Initial Pool Balance                                                                             $330,655,783.00
Pool Balance (Beginning of Collection Period)                                                    $330,655,783.00
Pool Balance (End of Collection Period)                                                          $330,655,783.00

Total Collections                                                                                 $75,967,736.05
     Collections Allocable to Principal Funding Account                                           $57,645,281.78
     Collections Allocable to Interest Payment Account                                            $17,903,930.87
Prior Principal Funding Account Balance                                                                    $0.00
Recoveries                                                                                                 $0.00
Investment Income for the Period                                                                     $418,523.40

Principal Funding Account (PFA)                                                                   $57,645,281.78
Interest Payment Account (IPA)                                                                    $18,322,454.27

Principal Distributable Amount                                                                    $57,645,281.78

1.  Trigger Tests

(a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                          NO
(b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?       NO
(c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?       NO
(d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                           NO
        Has an Early Amortization Event Occurred?                                                             NO

2.  Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                                         $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
Class A Noteholders' Share of the Principal Distribution Amount                                            0.00%
Class A Noteholders' Principal Distributable Amount                                                        $0.00

Class B Note Beginning Principal Balance                                                          $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
Class B Noteholders' Share of the Principal Distribution Amount                                            0.00%
Class B Noteholders' Principal Distributable Amount                                                        $0.00

Interest Accrued on Class A Notes this period                                     6.85%           $13,313,106.33
Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Class A Interest Distributable Amount                                                $13,313,106.33

Interest Accrued on Class B Notes this period                                     6.85%            $1,157,676.64
Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                             $692.40
Noteholders' Class B Interest Distributable Amount                                                 $1,158,369.04

3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                                    $18,322,454.27

        Servicing Fee Shortfall (Previous Period)                                                          $0.00
        Servicing Fees Accrued during this Period                                 0.50%            $1,102,185.92
        Servicing Fees Paid this Period from IPA                                                   $1,102,185.92
        Preliminary Servicing Fee Shortfall (Current Period)                                               $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                 $0.00
        Servicing Fee Shortfall (Current Period)                                                           $0.00

Remaining Interest Payment Account (IPA)                                                          $17,220,268.35

        Administration Fee Shortfall (Previous Period)                                                     $0.00
        Administration Fee Accrued during this Period                             $500/mon             $4,000.00
        Administration Fee Paid this Period from IPA                                                   $4,000.00
        Preliminary Administration Fee Shortfall (Current Period)                                          $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                 $0.00
        Administration Fee Shortfall (Current Period)                                                      $0.00

Remaining Interest Payment Account (IPA)                                                          $17,216,268.35
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                                    Page 11
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

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                                 SERVICER CERTIFICATE FOR        1997
        Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                $0.00
        Interest Due (in Arrears) on above Shortfall                                                       $0.00
        Interest Accrued on Class A Notes this period                                             $13,313,106.33
        Noteholders' Class A Interest Distributable Amount from IPA                               $13,313,106.33
        Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                     $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                 $0.00
        Noteholders' Class A Interest Carryover Shortfall (Current Period)                                 $0.00

Remaining Interest Payment Account (IPA)                                                           $3,903,162.02

        Deposit to Reserve Account (from IPA)                                                              $0.00

Remaining Interest Payment Account (IPA)                                                           $3,903,162.02

        Deposit to Principal Funding Account (from IPA)                                                    $0.00
        Receipt from Reserve Account for shortfall                                                         $0.00
Remaining Interest Payment Account (IPA)                                                           $3,903,162.02

        Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                $0.00
        Interest Due (in Arrears) on above Shortfall                                                     $692.40
        Interest Accrued on Class B Notes this period                                              $1,157,676.64
        Noteholders' Class B Interest Distributable Amount from IPA                                $1,158,369.04
        Noteholders' Class B Interest Carryover Shortfall (Current Period)                                 $0.00

Remaining Interest Payment Account (IPA)(to the Transferor)                                        $2,744,792.98

Principal Funding Account (PFA)(including addition, if any, from IPA)                             $57,645,281.78

        Class A Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
        Class A Noteholders' Monthly Principal Distributable Amount                                        $0.00
        Class A Noteholders' Principal Distributable Amount Paid from PFA                                  $0.00
        Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                 $0.00
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Remaining Principal Funding Account (PFA)                                                         $57,645,281.78

        Deposit to Reserve Account (from PFA)                                                              $0.00

Remaining Principal Funding Account (PFA)                                                         $57,645,281.78

        Class B Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
        Class B Noteholders' Monthly Principal Distributable Amount                                        $0.00
        Class B Noteholders' Principal Distributable Amount Paid from PFA                                  $0.00
        Class B Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Remaining Principal Funding Account                                                               $57,645,281.78
Amount to Transferor to purchase Subsequent Receivables                                           $57,577,307.83
                                                                                                  --------------
Ending Principal Funding Account Balance                                                              $67,973.95

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                                  $5,088,828.00

Distribution from Reserve Account                                                                          $0.00
        Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                   $0.00
        Withdrawal from Reserve Account to Cover Administration Fee Shortfall                              $0.00
        Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                     $0.00

Preliminary Reserve Account Balance                                                                $5,088,828.00

        Deposit to Reserve Account (from IPA)                                                              $0.00

Preliminary Reserve Account Balance                                                                $5,088,828.00

Distribution from Reserve Account                                                                          $0.00
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
        Transfer to PFA for Realized Losses                                                                $0.00
Preliminary Reserve Account Balance                                                                $5,088,828.00
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                                    Page 12
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

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                                 SERVICER CERTIFICATE FOR        1997
        Deposit to Reserve Account (from PFA)                                                              $0.00

Preliminary Reserve Account Balance                                                                $5,088,828.00

Specified Reserve Account Balance                                                                  $4,742,046.01
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and    1.00%       $4,742,046.01
(b)  Class A Principal Balance (End of Period)                                                   $304,203,000.00

Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                       YES

Excess Amount in Reserve Account released to Transferor                                              $346,781.99

Ending Reserve Account Balance                                                                     $4,742,046.01

5.  Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve Account, if any?                  0
Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?           NO
How many months has the Pool Balance been less than the Note Balance, if any?                                  0

6.  Ending Balances
        Noteholders' Class A Interest Carryover Shortfall (Current Period)                                 $0.00
        Noteholders' Class B Interest Carryover Shortfall (Current Period)                                 $0.00
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
        Class B Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

        Class A Note Principal Balance (End of Period)                                           $304,203,000.00
        Class B Note Principal Balance (End of Period)                                            $26,452,783.00
        Total Principal Balance of Notes (End of Period)                                         $330,655,783.00

        Class A Note Pool Factor (End of Period)                        $304,203,000.00                1.0000000
        Class B Note Pool Factor (End of Period)                         $26,452,783.00                1.0000000
        Total Notes (End of Period)                                                                    1.0000000

        Class A Notes Principal Balance at close of Revolving Period                                        0.00
        Principal Pool Balance at close of Revolving Period                                                 0.00
        Class A Noteholders Percentage at the close of the Revolving Period                                0.00%

        Servicer's Yield                                                                             $140,643.20
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                                    Page 13